UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 25, 2010

OMNICOM GROUP INC.
(Exact Name of Registrant as Specified in Charter)

New York	333-132625	13-1514814
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification
Incorporation)		No.)

437 Madison Avenue, New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrants’ telephone number, including area code: (212) 415-3600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) On May 25, 2010, the shareholders of Omnicom Group Inc. (the “Company”) approved the Omnicom Group Inc. Amended and Restated 2007 Incentive Award Plan (the “Plan”). The Plan (i) increased the number of shares of common stock available for issuance under the 2007 Incentive Award Plan (the “2007 Plan”) by 11,499,624 shares of common stock, such that the total number of shares that may be issued pursuant to awards granted after December 31, 2009 equals 17 million shares; (ii) changed the ratio by which awards other than stock options and stock appreciation rights are counted against the number of shares available for issuance under the 2007 Plan; and (iii) changed the ratio by which shares will be added back to the number of shares that may be issued under the 2007 Plan in the event of a termination, lapse or expiration of an award. In addition, the Company’s shareholders re-approved the list of performance criteria in the Plan that may be used for purposes of granting awards that are intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code. A more detailed description of the Plan is available in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 15, 2010 (the “Proxy Statement”) under the heading, “Items to be Voted on—Item 3—Approval of Amended and Restated 2007 Incentive Award Plan and Re-approval of Performance Criteria.”

     The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan, a copy of which is filed as Appendix A with the Proxy Statement, and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(a) On May 25, 2010, the shareholders of the Company approved an amendment to Article I, Section 8 of the Company’s By-laws to change the voting standard for the election of directors in uncontested elections from a plurality standard to a majority standard. The new majority voting standard will apply to the election of directors at the Company’s 2011 annual meeting of shareholders.

     Under the newly adopted amendment, a majority of votes cast means that the number of votes cast “for” a director’s election exceeds the number of votes cast “against” such nominee. For this purpose, abstentions and broker non-votes will not count as a vote cast. If an incumbent nominee does not receive a majority of the votes cast in an uncontested election, that director shall promptly offer to tender his or her resignation to the Board of Directors. The Governance Committee of the Board will then consider whether to accept the director’s resignation and make a recommendation to the Board. The Board will then consider the resignation, and within 90 days after the date of certification of the election results, the Board shall publicly disclose its decision and the reasons for its decision. The director whose resignation is under consideration may not participate in any deliberation regarding his or her resignation unless none of the directors received a majority of the votes cast. If the Board accepts a director’s resignation, the Board may elect a replacement in accordance with the By-laws.

     In the case of a contested election, where the number of nominees for director exceeds the number of directors to be elected, a plurality of the votes standard will continue to apply.

     The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of Article I, Section 8 of the By-laws, as amended, a copy of which is filed as Exhibit 3.2 to this report and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders

     The Company held its annual meeting of shareholders (the “Annual Meeting”) on May 25, 2010 in Wilmington, Delaware. At the Annual Meeting, the Company’s shareholders elected twelve individuals to the Board of Directors, approved four proposals and rejected two proposals. The proposals are described in more detail in the Proxy Statement.

Proposal 1

     The Company’s shareholders elected twelve individuals to the Board of Directors as set forth below:

Name	Votes For	Votes Withheld	Broker Non-Votes
John D. Wren	254,448,134	8,893,833	16,807,577
Bruce Crawford	247,924,008	6,417,959	16,807,577
Alan R. Batkin	212,977,936	41,364,030	16,807,577
Robert Charles Clark	241,394,054	12,947,913	16,807,577
Leonard S. Coleman, Jr.	210,120,796	44,221,170	16,807,577
Errol M. Cook	241,285,753	13,056,214	16,807,577
Susan S. Denison	210,840,278	43,501,689	16,807,577
Michael A. Henning	204,472,662	49,869,305	16,807,577
John R. Murphy	237,717,055	16,624,912	16,807,577
John R. Purcell	247,017,966	7,324,001	16,807,577
Linda Johnson Rice	213,685,163	40,656,804	16,807,577
Gary L. Roubos	209,847,966	44,494,000	16,807,577

Proposal 2

     The Company’s shareholders ratified the appointment of KPMG LLP as the Company’s independent auditors for the 2010 fiscal year.

Votes For	Votes Against	Abstentions
266,747,812	4,196,809	204,923

Proposal 3

     The Company’s shareholders approved the amendment to the Omnicom Group Inc. 2007 Incentive Award Plan to authorize additional shares for issuance.

Votes For	Votes Against	Abstentions	Broker Non-Votes
151,052,330	102,136,074	1,153,563	16,807,577

Proposal 4

     The Company’s shareholders approved the amendment to the Company’s By-laws to change the voting standard for the election of directors in uncontested elections from a plurality standard to a majority standard.

Votes For	Votes Against	Abstentions	Broker Non-Votes
252,440,228	1,616,490	285,249	16,807,577

Proposal 5

     The Company’s shareholders rejected the shareholder proposal regarding reimbursement of expenses incurred by a shareholder in a contested election of directors.

Votes For	Votes Against	Abstentions	Broker Non-Votes
119,481,488	130,224,273	4,636,006	16,807,777

Proposal 6

     The Company’s shareholders rejected the shareholder proposal regarding death benefit payments.

Votes For	Votes Against	Abstentions	Broker Non-Votes
103,294,200	150,434,911	612,655	16,807,777

Proposal 7

     The Company’s shareholders approved the shareholder proposal regarding supermajority vote provisions.

Votes For	Votes Against	Abstentions	Broker Non-Votes
209,554,515	43,677,004	1,110,248	16,807,777

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

     The following is furnished herewith:

Exhibit Number	Description
3.2	Bylaws of Omnicom Group Inc., as amended and restated on May 25, 2010.
10.1	Omnicom Group Inc. Amended and Restated 2007 Incentive Award Plan (filed as Appendix A with the Company's Definitive Proxy Statement, filed on April 15, 2010, and incorporated herein by reference).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Omnicom Group Inc.
Date: May 27, 2010
	By:	/s/ Michael J. O’Brien

	Name:	Michael J. O’Brien
	Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
3.2	Bylaws of Omnicom Group Inc., as amended and restated on May 25, 2010.
10.1	Omnicom Group Inc. Amended and Restated 2007 Incentive Award Plan (filed as Appendix A with the Company's Definitive Proxy Statement, filed on April 15, 2010, and incorporated herein by reference).